EXHIBIT 99.1

Financial Supplement
The Phoenix Companies, Inc.

March 31, 2016

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage
Firm	Analyst	For More Information
JP Morgan	Jimmy Bhullar
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

The Phoenix Companies, Inc.
Transfer Agent and Registrar		Investor Relations
For information or assistance regarding your account, please contact our transfer agent and registrar:		One American Row
The Phoenix Companies, Inc. C/O Computershare		P.O. Box 5056, Hartford, CT 06102-5056
P.O. Box 30170, College Station, TX 77842-3170		Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com
Shareholder Information
Security Listings
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles (“GAAP”), we use non-GAAP financial measures such as stockholder’s equity, excluding other accumulated OCI, and book value per diluted share, excluding other accumulated OCI, both of which eliminate the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Stockholder’s equity and book value per diluted share are the most directly comparable GAAP measures. A reconciliation of stockholder’s equity to stockholder’s equity, excluding other accumulated OCI, and book value per diluted share to book value per diluted share, excluding other accumulated OCI, for the periods presented herein is set forth on page 1. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance. Investors should note that our calculation of these measures may differ from similar measures used by other companies. Management believes that these measures provide investors with additional insight into the underlying trends in our operations.

The Phoenix Companies, Inc. Financial Supplement March 2016 (unaudited) Table of Contents

Financial Highlights	1
Consolidated Interim Unaudited Statements of Operations	2
Consolidated Interim Unaudited Statements of Operations excluding Closed Block	4
Consolidated Balance Sheets	6
Closed Block Assets and Liabilities	7
Variable Universal Life Funds on Deposit	8
Universal Life Funds on Deposit	10
Life Sales	12
Total Annuity Funds on Deposit	14
Fixed Indexed Annuity Funds on Deposit	16
Deferred Policy Acquisition Costs	18
General Account Investment Portfolio Summary	19
General Account GAAP Net Investment Income Yields	20
Net Realized Gains (Losses)	21

The Phoenix Companies, Inc.
Financial Highlights
First Quarter 2016 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	March 31,	December 31,
	2016	2015	2014	2013	2012

Balance Sheet Information
General account invested assets	$16,741.9	$16,334.5	$16,750.1	$16,083.1	$16,228.7
Separate account assets	2,413.6	2,536.4	3,020.7	3,402.3	3,316.5
Total assets	21,327.2	21,084.7	21,738.2	21,633.1	21,626.4
Indebtedness	371.8	371.7	371.2	370.8	370.3
Total stockholders' equity attributable to The Phoenix Companies, Inc.	123.7	161.2	326.6	589.5	504.7
Accumulated OCI	(261.0)	(266.2)	(234.4)	(185.0)	(243.8)
Total stockholders' equity, excluding other accumulated OCI	$384.7	$427.4	$561.0	$774.5	$748.5
Debt to total capitalization [1]	49.1%	46.5%	39.8%	32.4%	33.1%
Book value per share	$21.51	$28.03	$56.82	$102.27	$87.47
Per share impact of other accumulated OCI	$(45.38)	$(46.29)	$(40.78)	$(32.10)	$(42.25)
Book value per share, excluding other accumulated OCI	$66.89	$74.32	$97.60	$134.37	$129.72
Period-end common shares outstanding	5,751	5,751	5,748	5,764	5,770

Indebtedness [5]
Surplus notes	$124.8	$124.7	$124.7	$124.5	$124.4
Senior unsecured bonds - due 2032	247.0	247.0	246.5	246.3	245.9
Total indebtedness	$371.8	$371.7	$371.2	$370.8	$370.3

Statutory Financial Data [2]
Statutory capital, surplus and AVR
Phoenix Life [3]	$505.5	$535.3	$752.2	$735.2	$922.5
PHL Variable	$216.3	$209.3	$213.7	$235.2	$321.0
Statutory net income (loss)
Phoenix Life [4]	$18.2	$(660.7)	$132.5	$(21.0)	$156.2
PHL Variable	$(16.9)	$(14.0)	$(41.1)	$(86.1)	$49.7
———————

[1]	This debt to total capitalization is based on total stockholders' equity, excluding other accumulated OCI.

[2]	Amounts in statements filed with state regulatory authorities differ from audited financial statements.

[3]
As a result of discussions with its regulators related to the intercompany reinsurance treaty between Phoenix Life and PHL Variable executed in the second quarter of 2015, the Company’s operating subsidiaries were de-stacked, effective July 1, 2015. The impact of the de-stack on Phoenix Life’s capital and surplus was $262.2 million. Prior to the effective date, Phoenix Life’s capital and surplus included the capital and surplus of its subsidiaries.

[4]
Phoenix Life's 2015 statutory net loss includes $687.9 million of realized losses relating to the de-stacking of Phoenix Life’s life subsidiaries. There was an offsetting unrealized capital gain for the same amount, resulting in no impact to capital and surplus.

[5]	As a result of new accounting guidance effective January 1, 2016 that was adopted retrospectively, all periods presented include debt issuance costs that were reclassified from other assets.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations [1]
First Quarter 2016 (unaudited)
(amount in millions, except per share data)

	March 31,		December 31,
	2016	2015	2015	2014	2013	2012
REVENUES:
Premiums	$83.8	$78.4	$349.1	$332.1	$351.6	$402.3
Fee income	136.8	133.8	543.6	545.1	550.3	556.0
Net investment income	205.0	209.3	834.9	830.9	789.7	827.8
Net realized gains (losses):
Total other-than-temporary impairment ("OTTI") losses	(12.5)	(7.0)	(20.8)	(7.7)	(7.0)	(50.8)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	—	(1.4)	(2.0)	(0.4)	(4.8)	22.9
Net OTTI losses recognized in earnings	(12.5)	(8.4)	(22.8)	(8.1)	(11.8)	(27.9)
Net realized gains (losses), excluding OTTI losses	(3.0)	(7.7)	(10.0)	(33.1)	27.8	11.1
Net realized gains (losses)	(15.5)	(16.1)	(32.8)	(41.2)	16.0	(16.8)
Gain on debt repurchase	—	—	—	—	—	11.9
Total revenues	410.1	405.4	1,694.8	1,666.9	1,707.6	1,781.2

BENEFITS AND EXPENSES:
Policy benefits	324.1	292.0	1,186.6	1,119.2	965.1	1,162.4
Policyholder dividends	39.3	40.1	211.5	244.8	235.9	292.1
Policy acquisition cost amortization	32.0	17.1	77.8	119.6	103.1	196.1
Interest expense on indebtedness	7.1	7.1	28.3	28.3	28.3	30.8
Other operating expenses	69.9	123.8	349.9	350.2	337.1	253.3
Total benefits and expenses	472.4	480.1	1,854.1	1,862.1	1,669.5	1,934.7
Income (loss) from continuing operations before income taxes	(62.3)	(74.7)	(159.3)	(195.2)	38.1	(153.5)
Income tax expense (benefit)	(18.6)	(2.2)	(34.3)	10.5	8.5	(4.7)
Income (loss) from continuing operations	(43.7)	(72.5)	(125.0)	(205.7)	29.6	(148.8)
Income (loss) from discontinued operations, net of income taxes	0.5	(0.5)	(2.0)	(3.5)	(2.9)	(15.6)
Net income (loss)	(43.2)	(73.0)	(127.0)	(209.2)	26.7	(164.4)
Less: Net income (loss) attributable to noncontrolling interests	(0.4)	1.0	6.7	4.0	0.7	0.6
Net income (loss) attributable to The Phoenix Companies, Inc.	$(42.8)	$(74.0)	$(133.7)	$(213.2)	$26.0	$(165.0)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(7.53)	$(12.78)	$(22.90)	$(36.48)	$5.04	$(25.90)
Income (loss) from continuing operations – diluted	$(7.53)	$(12.78)	$(22.90)	$(36.48)	$5.01	$(25.90)
Income (loss) from discontinued operations – basic	$0.09	$(0.09)	$(0.35)	$(0.61)	$(0.51)	$(2.70)
Income (loss) from discontinued operations – diluted	$0.09	$(0.09)	$(0.35)	$(0.61)	$(0.50)	$(2.70)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(7.44)	$(12.87)	$(23.25)	$(37.09)	$4.53	$(28.60)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(7.44)	$(12.87)	$(23.25)	$(37.09)	$4.51	$(28.60)
Basic weighted-average common shares outstanding (in thousands)	5,751	5,751	5,751	5,748	5,735	5,770
Diluted weighted-average common shares outstanding (in thousands)	5,751	5,751	5,751	5,748	5,764	5,770
———————

[1]	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations [1]
First Quarter 2016 (unaudited)
(amount in millions, except per share data)

Quarters ended	2015				2016
	March	June	September	December	March
REVENUES:
Premiums	$78.4	$86.6	$86.1	$98.0	$83.8
Fee income	133.8	135.2	135.1	139.5	136.8
Net investment income	209.3	202.3	227.5	195.8	205.0
Net realized gains (losses):
Total other-than-temporary impairment ("OTTI") losses	(7.0)	(0.9)	(4.4)	(8.5)	(12.5)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(1.4)	(0.2)	0.4	(0.8)	—
Net OTTI losses recognized in earnings	(8.4)	(1.1)	(4.0)	(9.3)	(12.5)
Net realized gains (losses), excluding OTTI losses	(7.7)	(1.0)	(7.6)	6.3	(3.0)
Net realized gains (losses)	(16.1)	(2.1)	(11.6)	(3.0)	(15.5)
Total revenues	405.4	422.0	437.1	430.3	410.1

BENEFITS AND EXPENSES:
Policy benefits	292.0	287.3	296.4	310.9	324.1
Policyholder dividends	40.1	55.0	60.6	55.8	39.3
Policy acquisition cost amortization	17.1	24.6	30.1	6.0	32.0
Interest expense on indebtedness	7.1	7.1	7.0	7.1	7.1
Other operating expenses	123.8	82.8	70.1	73.2	69.9
Total benefits and expenses	480.1	456.8	464.2	453.0	472.4
Income (loss) from continuing operations before income taxes	(74.7)	(34.8)	(27.1)	(22.7)	(62.3)
Income tax expense (benefit)	(2.2)	(13.0)	(17.0)	(2.1)	(18.6)
Income (loss) from continuing operations	(72.5)	(21.8)	(10.1)	(20.6)	(43.7)
Income (loss) from discontinued operations, net of income taxes	(0.5)	(0.6)	(0.1)	(0.8)	0.5
Net income (loss)	(73.0)	(22.4)	(10.2)	(21.4)	(43.2)
Less: Comprehensive income (loss) attributable to noncontrolling interests	1.0	0.2	5.5	—	(0.4)
Net income (loss) attributable to The Phoenix Companies, Inc.	$(74.0)	$(22.6)	$(15.7)	$(21.4)	$(42.8)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(12.78)	$(3.83)	$(2.71)	$(3.58)	$(7.53)
Income (loss) from continuing operations – diluted	$(12.78)	$(3.83)	$(2.71)	$(3.58)	$(7.53)
Income (loss) from discontinued operations – basic	$(0.09)	$(0.10)	$(0.02)	$(0.14)	$0.09
Income (loss) from discontinued operations – diluted	$(0.09)	$(0.10)	$(0.02)	$(0.14)	$0.09
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(12.87)	$(3.93)	$(2.73)	$(3.72)	$(7.44)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(12.87)	$(3.93)	$(2.73)	$(3.72)	$(7.44)
Basic weighted-average common shares outstanding (in thousands)	5,751	5,751	5,751	5,751	5,751
Diluted weighted-average common shares outstanding (in thousands)	5,751	5,751	5,751	5,751	5,751
———————

[1]	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations excluding Closed Block
First Quarter 2016 (unaudited)
($ in millions)

	March 31,		December 31,
	2016	2015	2015	2014	2013	2012
REVENUES:
Premiums	$10.2	$8.2	$39.9	$30.3	$33.8	$32.8
Fee income	136.8	133.8	543.6	545.1	550.3	556.0
Net investment income	110.1	109.1	439.9	419.8	380.1	374.5
Net realized gains (losses)	(10.5)	(11.5)	(33.8)	(54.0)	(0.6)	(26.0)
Gain on debt repurchase	—	—	—	—	—	11.9
Total revenues	246.6	239.6	989.6	941.2	963.6	949.2
BENEFITS AND EXPENSES:
Policy benefits	209.7	176.5	739.3	680.8	500.6	668.6
Policyholder dividends	0.1	—	(0.7)	0.2	0.2	0.3
Policy acquisition cost amortization	32.0	17.1	77.8	119.6	103.1	196.1
Interest expense on indebtedness	7.1	7.1	28.3	28.3	28.3	30.8
Other operating expenses	69.5	123.7	346.2	347.5	331.8	250.3
Total benefits and expenses	318.4	324.4	1,190.9	1,176.4	964.0	1,146.1
Income (loss) from continuing operations before income taxes, excl. regulatory closed block [1]	(71.8)	(84.8)	(201.3)	(235.2)	(0.4)	(196.9)
Income (loss) from continuing operations before income taxes - regulatory closed block [2]	9.5	10.1	42.0	40.0	38.5	43.4
Income (loss) from continuing operations before income taxes	$(62.3)	$(74.7)	$(159.3)	$(195.2)	$38.1	$(153.5)
———————

[1]
Includes income attributable to noncontrolling interests of $(0.2) million and $0.5 million for the three months ended March 31, 2016 and 2015, respectively, and $3.2 million, $2.0 million, $0.4 million and $0.1 million for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

[2]
Includes income attributable to noncontrolling interests of $(0.2) million and $0.5 million for the three months ended March 31, 2016 and 2015, respectively, and $3.5 million, $2.0 million, $0.3 million and $0.5 million for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations excluding Closed Block
First Quarter 2016 (unaudited)
($ in millions)

Quarters ended	2015				2016
	March	June	September	December	March
REVENUES:
Premiums	$8.2	$7.8	$12.1	$11.8	$10.2
Fee income	133.8	135.2	135.1	139.5	136.8
Net investment income	109.1	107.3	114.2	109.3	110.1
Net realized gains (losses)	(11.5)	(2.7)	(12.7)	(6.9)	(10.5)
Total revenues	239.6	247.6	248.7	253.7	246.6
BENEFITS AND EXPENSES:
Policy benefits	176.5	178.9	183.3	200.6	209.7
Policyholder dividends	—	0.1	(0.9)	0.1	0.1
Policy acquisition cost amortization	17.1	24.6	30.1	6.0	32.0
Interest expense on indebtedness	7.1	7.1	7.0	7.1	7.1
Other operating expenses	123.7	81.4	68.7	72.4	69.5
Total benefits and expenses	324.4	292.1	288.2	286.2	318.4
Income (loss) from continuing operations before income taxes, excl. regulatory closed block [1]	(84.8)	(44.5)	(39.5)	(32.5)	(71.8)
Income (loss) from continuing operations before income taxes - regulatory closed block [2]	10.1	9.7	12.4	9.8	9.5
Income (loss) from continuing operations before income taxes	$(74.7)	$(34.8)	$(27.1)	$(22.7)	$(62.3)
———————

[1]
Includes income attributable to noncontrolling interests of $(0.2) million for the quarter ended March 31, 2016 and $0.5 million, $0.1 million, $2.8 million and $(0.2) million for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

[2]
Includes income attributable to noncontrolling interests of $(0.2) million for the quarter ended March 31, 2016 and $0.5 million, $0.1 million, $2.7 million and $0.2 million for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Balance Sheets [1]
First Quarter 2016 (unaudited)
($ in millions)

	March 31,	December 31,
	2016	2015	2014	2013	2012
ASSETS:
Available-for-sale debt securities, at fair value	$12,799.4	$12,190.7	$12,679.3	$11,731.5	$11,902.7
Available-for-sale equity securities, at fair value	187.5	182.0	179.5	138.0	88.8
Short-term investments	55.0	164.8	149.7	361.6	699.6
Limited partnerships and other investments	598.8	518.7	542.8	561.3	577.6
Policy loans, at unpaid principal balances	2,390.7	2,382.5	2,352.1	2,350.3	2,354.7
Derivative instruments	118.5	103.5	161.3	228.8	157.4
Fair value investments	77.6	165.0	235.4	215.2	201.5
Total investments	16,227.5	15,707.2	16,300.1	15,586.7	15,982.3
Cash and cash equivalents	514.4	627.3	450.0	496.4	246.4
Accrued investment income	184.3	179.2	176.7	170.4	170.3
Reinsurance recoverable	677.7	590.7	559.1	598.1	591.3
Deferred policy acquisition costs	874.0	941.1	848.6	947.8	898.1
Deferred income taxes, net	76.6	105.5	34.2	70.0	39.5
Other assets	320.2	354.5	303.6	312.5	323.5
Discontinued operations assets	38.9	42.8	45.2	48.9	58.5
Separate account assets	2,413.6	2,536.4	3,020.7	3,402.3	3,316.5
Total assets	$21,327.2	$21,084.7	$21,738.2	$21,633.1	$21,626.4
LIABILITIES:
Policy liabilities and accruals	12,524.5	12,342.7	12,417.6	12,416.6	12,695.1
Policyholder deposit funds	4,335.9	4,333.2	3,955.0	3,442.6	3,055.2
Dividend obligations	838.7	716.8	916.8	705.7	956.8
Indebtedness	371.8	371.7	371.2	370.8	370.3
Pension and post-employment liabilities	359.2	361.6	380.0	313.1	428.1
Other liabilities	317.5	210.7	289.8	337.3	239.9
Discontinued operations liabilities	35.7	37.8	40.5	43.4	53.1
Separate account liabilities	2,413.6	2,536.4	3,020.7	3,402.3	3,316.5
Total liabilities	21,196.9	20,910.9	21,391.6	21,031.8	21,115.0
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 5.8 million and 5.8 million shares outstanding	0.1	0.1	0.1	0.1	0.1
Additional paid-in capital	2,633.0	2,632.9	2,632.8	2,633.1	2,633.0
Accumulated other comprehensive income (loss)	(261.0)	(266.2)	(234.4)	(185.0)	(243.9)
Retained earnings (accumulated deficit)	(2,065.5)	(2,022.7)	(1,889.0)	(1,675.8)	(1,701.6)
Treasury stock, at cost: 0.7 million and 0.7 million shares	(182.9)	(182.9)	(182.9)	(182.9)	(182.9)
Total The Phoenix Companies, Inc. stockholders' equity	123.7	161.2	326.6	589.5	504.7
Noncontrolling interests	6.6	12.6	20.0	11.8	6.7
Total stockholders' equity	130.3	173.8	346.6	601.3	511.4
Total liabilities and stockholders' equity	$21,327.2	$21,084.7	$21,738.2	$21,633.1	$21,626.4

[1]	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
First Quarter 2016 (unaudited)
($ in millions)

	March 31,	December 31,
	2016	2015	2014
ASSETS:
Available-for-sale debt securities	$5,539.5	$5,285.4	$5,877.0
Available-for-sale equity securities	89.6	90.1	91.7
Short-term investments	25.0	25.0	—
Limited partnerships and other investments	399.1	352.7	343.4
Policy loans	1,119.4	1,121.0	1,159.1
Fair value investments	9.5	53.1	59.8
Total closed block investments	7,182.1	6,927.3	7,531.0
Cash and cash equivalents	219.7	290.8	89.6
Accrued investment income	76.2	75.5	80.7
Reinsurance recoverable	28.8	30.0	19.1
Deferred income taxes, net	279.0	278.7	290.3
Other closed block assets	47.8	53.7	67.4
Total closed block assets	7,833.6	7,656.0	8,078.1
Policy liabilities and accruals	7,773.9	7,816.5	8,058.2
Policyholder dividends payable	189.7	191.1	201.9
Policy dividend obligation	648.8	525.5	714.8
Other closed block liabilities	144.0	46.6	48.0
Total closed block liabilities	8,756.4	8,579.7	9,022.9
Excess of closed block liabilities over closed block assets [1]	922.8	923.7	944.8
Less: Excess of closed block assets over closed block liabilities attributable to noncontrolling interests	(3.0)	(8.1)	(11.8)
Excess of closed block liabilities over closed block assets attributable to noncontrolling interests	$925.8	$931.8	$956.6
———————

[1]
The maximum future earnings summary to inure to the benefit of the stockholders is represented by the excess of closed block liabilities over closed block assets. All unrealized investment gains (losses), net of income tax, have been allocated to the policyholder dividend obligation.

The Phoenix Companies, Inc.
Variable Universal Life
Funds on Deposit
First Quarter 2016 (unaudited)
($ in millions)

	March 31,		December 31,
	2016	2015	2015	2014	2013	2012

Balance, beginning of period	$974.2	$1,062.6	$1,062.6	$1,089.3	$1,014.3	$1,019.1
Deposits	15.8	17.4	67.0	70.1	75.4	82.6
Surrenders	(18.5)	(19.4)	(74.8)	(79.1)	(102.8)	(123.4)
Net flows	(2.7)	(2.0)	(7.8)	(9.0)	(27.4)	(40.8)
Deaths	(21.2)	(1.3)	(7.9)	(6.9)	(5.7)	(5.2)
Performance and interest credited	(1.7)	25.8	(3.8)	59.9	182.5	120.2
Fees	(1.7)	(2.0)	(7.5)	(8.5)	(9.1)	(10.3)
Cost of insurance	(15.4)	(15.6)	(61.4)	(62.2)	(65.3)	(68.7)
Change in funds on deposit	(42.7)	4.9	(88.4)	(26.7)	75.0	(4.8)
Balance, end of period	$931.5	$1,067.5	$974.2	$1,062.6	$1,089.3	$1,014.3

The Phoenix Companies, Inc.
Variable Universal Life
Funds on Deposit
First Quarter 2016 (unaudited)
($ in millions)

Quarters ended	2015				2016
	March	June	September	December	March

Balance, beginning of period	$1,062.6	$1,067.5	$1,046.2	$954.4	$974.2
Deposits	17.4	17.3	15.8	16.5	15.8
Surrenders	(19.4)	(18.9)	(17.8)	(18.7)	(18.5)
Net flows	(2.0)	(1.6)	(2.0)	(2.2)	(2.7)
Deaths	(1.3)	(2.1)	(3.1)	(1.4)	(21.2)
Performance and interest credited	25.8	(0.2)	(69.7)	40.3	(1.7)
Fees	(2.0)	(2.0)	(1.8)	(1.7)	(1.7)
Cost of insurance	(15.6)	(15.4)	(15.2)	(15.2)	(15.4)
Change in funds on deposit	4.9	(21.3)	(91.8)	19.8	(42.7)
Balance, end of period	$1,067.5	$1,046.2	$954.4	$974.2	$931.5

The Phoenix Companies, Inc.
Universal Life
Funds on Deposit
First Quarter 2016 (unaudited)
($ in millions)

	March 31,		December 31,
	2016	2015	2015	2014	2013	2012

Balance, beginning of period	$1,777.8	$1,781.9	$1,781.9	$1,818.2	$1,837.9	$1,852.8
Deposits	95.3	89.8	372.7	338.7	361.5	384.0
Surrenders	(9.5)	(18.8)	(55.2)	(62.3)	(64.9)	(73.2)
Net flows	85.8	71.0	317.5	276.4	296.6	310.8
Deaths	(10.7)	(15.3)	(45.5)	(34.8)	(35.5)	(33.6)
Interest credited	17.6	17.9	71.1	71.0	75.2	75.1
Fees	(5.8)	(5.5)	(23.2)	(21.1)	(22.4)	(23.5)
Cost of insurance	(79.1)	(81.0)	(324.0)	(327.8)	(333.6)	(343.7)
Change in funds on deposit	7.8	(12.9)	(4.1)	(36.3)	(19.7)	(14.9)
Balance, end of period	$1,785.6	$1,769.0	$1,777.8	$1,781.9	$1,818.2	$1,837.9

The Phoenix Companies, Inc.
Universal Life
Funds on Deposit
First Quarter 2016 (unaudited)
($ in millions)

Quarters ended	2015				2016
	March	June	September	December	March

Balance, beginning of period	$1,781.9	$1,769.0	$1,762.2	$1,769.5	$1,777.8
Deposits	89.8	80.9	98.3	103.7	95.3
Surrenders	(18.8)	(10.7)	(12.8)	(12.9)	(9.5)
Net flows	71.0	70.2	85.5	90.8	85.8
Deaths	(15.3)	(8.7)	(9.1)	(12.4)	(10.7)
Interest credited	17.9	17.9	17.6	17.7	17.6
Fees	(5.5)	(5.2)	(6.3)	(6.2)	(5.8)
Cost of insurance	(81.0)	(81.0)	(80.4)	(81.6)	(79.1)
Change in funds on deposit	(12.9)	(6.8)	7.3	8.3	7.8
Balance, end of period	$1,769.0	$1,762.2	$1,769.5	$1,777.8	$1,785.6

The Phoenix Companies, Inc.
Life Sales
First Quarter 2016 (unaudited)
($ in millions)

	March 31,		December 31,
	2016	2015	2015	2014	2013	2012
Life Insurance Sales

Wholesaler Channel
Variable universal life	$—	$—	$—	$—	$—	$0.1
Universal life/interest sensitive	0.3	1.6	4.0	1.6	2.0	2.2
Whole life	0.6	0.6	2.6	1.6	0.4	0.6
Term life	3.4	1.8	11.9	1.6	—	—
Life insurance annualized premium [1]	4.3	4.0	18.5	4.8	2.4	2.9

Universal life/interest sensitive	—	0.1	0.9	0.1	0.1	0.2
Whole life	—	—	—	—	2.1	5.2
Life insurance single premium	—	0.1	0.9	0.1	2.2	5.4

Variable universal life	—	—	—	—	—	0.1
Universal life/interest sensitive	0.3	1.7	4.9	1.7	2.1	2.4
Whole life	0.6	0.6	2.6	1.6	2.5	5.8
Term life	3.4	1.8	11.9	1.6	—	—
Total wholesaler life insurance premium [2]	$4.3	$4.1	$19.4	$4.9	$4.6	$8.3
———————

[1]	Annualized premium represents second year premiums on an annual basis.

[2]	Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Life Sales
First Quarter 2016 (unaudited)
($ in millions)

Quarters ended	2015				2016
	March	June	September	December	March
Life Insurance Sales

Wholesaler Channel
Variable universal life	$—	$—	$—	$—	$—
Universal life/interest sensitive	1.6	1.1	0.5	0.8	0.3
Whole life	0.6	0.7	0.8	0.5	0.6
Term life	1.8	3.0	3.5	3.6	3.4
Life insurance annualized premium [1]	4.0	4.8	4.8	4.9	4.3

Variable universal life	—	—	—	—	—
Universal life/interest sensitive	0.1	—	0.2	0.6	—
Whole life	—	—	—	—	—
Life insurance single premium	0.1	—	0.2	0.6	—

Variable universal life	—	—	—	—	—
Universal life/interest sensitive	1.7	1.1	0.7	1.4	0.3
Whole life	0.6	0.7	0.8	0.5	0.6
Term life	1.8	3.0	3.5	3.6	3.4
Total wholesaler life insurance premium [2]	$4.1	$4.8	$5.0	$5.5	$4.3
———————

[1]	Annualized premium represents second year premiums on an annual basis.

[2]	Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Total Annuity
Funds on Deposit
First Quarter 2016 (unaudited)
($ in millions)

	March 31,		December 31,
	2016	2015	2015	2014	2013	2012

Balance, beginning of period	$5,639.3	$5,674.5	$5,674.5	$5,502.4	$5,042.1	$4,495.4
Deposits	76.4	189.4	703.9	770.9	682.9	824.2
Surrenders	(141.5)	(159.4)	(624.6)	(658.4)	(597.8)	(529.9)
Net flows	(65.1)	30.0	79.3	112.5	85.1	294.3
Deaths	(24.5)	(24.5)	(83.9)	(81.8)	(79.7)	(73.3)
Performance and interest credited	5.1	70.2	44.0	213.5	525.4	386.4
Fees	(18.3)	(18.5)	(74.6)	(72.1)	(70.5)	(60.7)
Change in funds on deposit	(102.8)	57.2	(35.2)	172.1	460.3	546.7
Balance, end of period	$5,536.5	$5,731.7	$5,639.3	$5,674.5	$5,502.4	$5,042.1

The Phoenix Companies, Inc.
Total Annuity
Funds on Deposit
First Quarter 2016 (unaudited)
($ in millions)

Quarters ended	2015				2016
	March	June	September	December	March

Balance, beginning of period	$5,674.5	$5,731.7	$5,772.7	$5,636.9	$5,639.3
Deposits	189.4	221.4	185.2	107.9	76.4
Surrenders	(159.4)	(160.2)	(155.9)	(149.1)	(141.5)
Net flows	30.0	61.2	29.3	(41.2)	(65.1)
Deaths	(24.5)	(18.9)	(20.5)	(20.0)	(24.5)
Performance and interest credited	70.2	17.1	(125.2)	81.9	5.1
Fees	(18.5)	(18.4)	(19.4)	(18.3)	(18.3)
Change in funds on deposit	57.2	41.0	(135.8)	2.4	(102.8)
Balance, end of period	$5,731.7	$5,772.7	$5,636.9	$5,639.3	$5,536.5

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds on Deposit
First Quarter 2016 (unaudited)
($ in millions)

	March 31,		December 31,
	2016	2015	2015	2014	2013	2012

Balance, beginning of period	$3,231.5	$2,813.2	$2,813.2	$2,259.9	$1,800.5	$1,139.4
Deposits	72.0	176.7	670.5	713.7	602.2	741.2
Surrenders	(59.6)	(50.1)	(218.1)	(160.7)	(135.2)	(75.5)
Net flows	12.4	126.6	452.4	553.0	467.0	665.7
Deaths	(16.6)	(11.3)	(45.3)	(41.9)	(30.9)	(24.3)
Interest credited	3.0	14.3	42.3	58.9	41.8	19.3
Bonus	(0.2)	4.2	8.9	13.6	6.0	13.2
Fees	(11.0)	(9.2)	(40.0)	(30.3)	(24.5)	(12.8)
Change in funds on deposit	(12.4)	124.6	418.3	553.3	459.4	661.1
Balance, end of period	$3,219.1	$2,937.8	$3,231.5	$2,813.2	$2,259.9	$1,800.5

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds on Deposit
First Quarter 2016 (unaudited)
($ in millions)

Quarters ended	2015				2016
	March	June	September	December	March

Balance, beginning of period	$2,813.2	$2,937.8	$3,086.4	$3,199.1	$3,231.5
Deposits	176.7	208.3	181.7	103.8	72.0
Surrenders	(50.1)	(55.6)	(55.5)	(56.9)	(59.6)
Net flows	126.6	152.7	126.2	46.9	12.4
Deaths	(11.3)	(10.7)	(11.6)	(11.7)	(16.6)
Interest credited	14.3	13.2	8.1	6.7	3.0
Bonus	4.2	3.0	1.2	0.5	(0.2)
Fees	(9.2)	(9.6)	(11.2)	(10.0)	(11.0)
Change in funds on deposit	124.6	148.6	112.7	32.4	(12.4)
Balance, end of period	$2,937.8	$3,086.4	$3,199.1	$3,231.5	$3,219.1

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
First Quarter 2016 (unaudited)
($ in millions)

	March 31,		December 31,
	2016	2015	2015	2014	2013
Composition of Deferred Policy Acquisition Costs by Product:
Variable universal life	$110.9	$116.9	$117.9	$120.3	$129.3
Universal life	101.0	118.7	140.4	129.0	214.9
Variable annuities	59.0	60.4	61.2	62.4	84.1
Fixed annuities	269.4	224.1	286.6	220.9	194.3
Traditional life	333.7	316.4	335.0	316.0	325.2
Total deferred policy acquisition costs	$874.0	$836.5	$941.1	$848.6	$947.8

Changes in Deferred Policy Acquisition Costs:
Balance, beginning of period	$941.1	$848.6	$848.6	$947.8	$898.1
Policy acquisition costs deferred	12.6	21.8	87.4	72.9	58.4
Costs amortized to expenses:
Recurring costs	(33.9)	(15.1)	(86.6)	(129.5)	(117.9)
Assumption unlocking	—	(6.6)	9.7	(4.4)	25.4
Realized investment gains (losses)	1.9	4.6	(0.9)	14.3	(10.6)
Offsets to net unrealized investment gains or losses included in AOCI	(47.7)	(16.8)	82.9	(52.5)	94.4
Balance, end of period	$874.0	$836.5	$941.1	$848.6	$947.8

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary
First Quarter 2016 (unaudited)
($ in millions)

Available-for-Sale Debt Securities Ratings
	March 31, 2016
	Fair Value	Amortized Cost
AAA/AA/A	$7,437.1	$6,999.0
BBB	4,447.8	4,319.4
Total investment grade	11,884.9	11,318.4
BB	590.6	624.4
B	222.9	256.8
CCC and lower	80.2	87.6
In or near default	20.8	18.9
Total available-for-sale debt securities	$12,799.4	$12,306.1

% Investment Grade	92.9%	92.0%

Unrealized Gains (Losses) on Debt and Equity Securities
Three months ended March 31, 2016

	Total	Outside Closed Block	Closed Block
Sources of Changes in Net Unrealized Gains (Losses):
Debt securities	$296.2	$172.9	$123.3
Equity securities	(3.5)	(1.5)	(2.0)
Other investments	(0.5)	(0.3)	(0.2)
Net unrealized investment gains (losses)	$292.2	$171.1	$121.1

Net unrealized investment gains (losses)	292.2	171.1	121.1
Applicable to closed block policyholder dividend obligation	120.8	—	120.8
Applicable to deferred policy acquisition cost	47.7	47.7	—
Applicable to other actuarial offsets	73.5	73.2	0.3
Applicable to deferred income tax expense (benefit)	47.8	47.8	—
Offsets to net unrealized investment gains (losses)	289.8	168.7	121.1
Net unrealized gains (losses) included in OCI	$2.4	$2.4	$—

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields
First Quarter 2016 (unaudited)
($ in millions)

	March 31,		December 31,
	2016	2015	2015	2014	2013
Sources of Net Investment Income:
Debt securities [1]	$144.2	$148.8	$595.1	$581.6	$565.0
Equity securities	2.6	1.9	6.9	9.2	7.2
Limited partnerships and other investments	22.3	13.2	58.1	65.3	58.3
Policy loans	42.4	41.7	170.7	167.4	160.0
Fair value investments	(1.2)	11.1	30.3	25.4	14.1
Total investment income	210.3	216.7	861.1	848.9	804.6
Less: Discontinued operations	0.3	0.3	1.4	1.1	1.3
Less: Investment expenses	5.0	7.1	24.8	16.9	13.6
Net investment income	$205.0	$209.3	$834.9	$830.9	$789.7
Amounts applicable to closed block	$94.9	$100.2	$395.0	$411.1	$409.6

Annualized Yields:
Debt securities	4.7%	4.9%	4.9%	4.9%	4.8%
Equity securities	6.6%	4.9%	4.5%	6.7%	7.5%
Limited partnerships and other investments	16.0%	9.7%	10.9%	11.8%	11.2%
Policy loans	7.1%	7.1%	7.2%	7.1%	6.8%
Fair value investments	-8.8%	39.2%	35.4%	20.1%	10.9%
Total investment yield	5.4%	5.6%	5.6%	5.6%	5.4%
Investment expenses and discontinued operations	0.1%	0.1%	0.2%	0.1%	0.1%
Total net investment income yields	5.3%	5.4%	5.4%	5.5%	5.3%
———————

[1]	Includes net investment income on short-term investments.

The Phoenix Companies, Inc.
Net Realized Gains (Losses)
First Quarter 2016 (unaudited)
($ in millions)

	March 31,		December 31,
	2016	2015	2015	2014	2013
Sources and Types of Net Realized Gains (Losses):
Total other-than-temporary debt impairments	$(12.5)	$(0.1)	$(12.0)	$(5.6)	$(7.0)
Portion of losses recognized in OCI	—	(1.4)	(2.0)	(0.4)	(4.8)
Net debt impairments recognized in earnings	$(12.5)	$(1.5)	$(14.0)	$(6.0)	$(11.8)
Debt security impairments:
U.S. government and agency	$—	$—	$—	$—	$—
State and political subdivision	(3.0)	—	—	—	—
Foreign government	—	—	—	—	—
Corporate	(9.5)	(1.3)	(13.8)	(6.0)	(3.8)
CMBS	—	—	—	—	(2.7)
RMBS	—	(0.2)	(0.2)	—	(4.3)
CDO/CLO	—	—	—	—	(1.0)
Other ABS	—	—	—	—	—
Net debt security impairments	(12.5)	(1.5)	(14.0)	(6.0)	(11.8)
Equity security impairments	—	(6.9)	(8.8)	(2.1)	—
Limited partnerships and other investment impairments	—	—	—	—	—
Impairment losses	(12.5)	(8.4)	(22.8)	(8.1)	(11.8)
Debt security transaction gains	3.4	8.5	42.5	41.8	45.3
Debt security transaction losses	(0.2)	(0.9)	(5.0)	(17.7)	(2.2)
Equity security transaction gains	—	—	1.7	10.4	4.2
Equity security transaction losses	—	—	—	(1.0)	(3.8)
Limited partnerships and other investment transaction gains	—	—	—	—	0.8
Limited partnerships and other investment transaction losses	—	—	(7.1)	(0.7)	(4.6)
Net transaction gains (losses)	3.2	7.6	32.1	32.8	39.7
Derivative instruments	1.4	(2.3)	(31.1)	(20.8)	(27.7)
Embedded derivatives [1]	(8.4)	(10.3)	(3.1)	(45.9)	12.2
Assets valued at fair value	0.8	(2.7)	(7.9)	0.8	3.6
Net realized gains (losses), excluding impairment losses	(3.0)	(7.7)	(10.0)	(33.1)	27.8
Net realized gains (losses), including impairment losses	$(15.5)	$(16.1)	$(32.8)	$(41.2)	$16.0
———————

[1]	Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity riders.